Valley
National
Bank
Valley National Bancorp

Valley National Bancorp

Investor Presentation February 25, 2009 Exhibit 99.1

This presentation contains forward looking statements concerning Valley’s future business outlook, financial condition and operating results.
Generally, the words "will," "may," "should," "continue," "believes," "expects," "anticipates" or similar expressions identify forward looking statements.
Readers are advised not to place undue reliance on these forward looking statements as they are influenced by certain risk factors and unpredictable events.  Factors that could cause actual results to differ materially from those predicted by the forward looking statements include among others:
unanticipated changes in the financial markets and the resulting effects on financial instruments in Valley’s investment portfolio;
unanticipated changes in the direction of interest rates;
volatility in earnings due to certain financial assets and liabilities held at fair value;
the occurrence of an other-than-temporary impairment to investment securities classified as available for sale or held to maturity;
stronger competition from banks, other financial institutions and other companies;
changes in loan, investment and mortgage prepayment assumptions;
insufficient allowance for credit losses;
a higher level of net loan charge-offs and delinquencies than anticipated;
a decline in the economy in Valley’s primary market areas, mainly in New Jersey and New York;
changes in relationships with major customers;
changes in income tax rates;
higher or lower cash flow levels than anticipated;
the inability to realize expected cost savings and synergies from recent acquisitions in the amounts and timeframe anticipated;
material adverse changes in Valley’s operations or earnings;
the inability to retain customers or employees acquired in recent acquisitions;
inability to hire or retain qualified employees;
a decline in the levels of deposits or loss of alternate funding sources;
a decrease in loan origination volume;
a change in legal and regulatory barriers including issues related to compliance with anti-money laundering and bank secrecy act laws;
adoption, interpretation and implementation of new or pre-existing accounting pronouncements;
passage by Congress of a law which unilaterally amends the terms of the U.S. Treasury’s investment in Valley in a way that adversely affects Valley;
the development of new tax strategies or the disallowance of prior tax strategies;
operational risks, including the risk of fraud by employees or outsiders and unanticipated litigation pertaining to Valley’s fiduciary responsibility; and
the inability to successfully implement new lines of business or new products and services.
NOTE:  Valley disclaims any obligation to update or revise forward looking statements for any reason.
Information For Investors And Shareholders

Overview of Valley National Bancorp
82 Years - Commercial Bank
Management Longevity/Ownership
Office of the Chairman – seven senior executives who have
worked at VLY for a combined 169 years (24 years on average)
Big Bank – Act Like Small Privately Owned Company
Marketplace
Sound Asset Quality
Strong Financial Performance
Consistent Shareholder Returns

Valley’s 4Q 2008 Highlights
Credit Quality
Out of approximately 25,000 residential
mortgages and home equity loans, only 102 loans
were past due 30 days or more
Net charge-offs were only $6.7 million or 0.26% of
average total loans
Total non-performing assets were only 0.31% of
total assets
Other Events
Strong Capital Ratios
OTTI impairment charge of $17.5 million or $0.08
per diluted EPS
GAAP net income equal to $16.9 million (one of
few banks with positive earnings)

5 5 Valley’s Current Objectives Maintain a quality balance sheet Manage balance sheet, not be managed by balance sheet growth Continue to produce strong operating results Minimize earnings volatility

Credit Culture at Valley
Macro (Bank-wide) Focus
Focus on quality over
profitability
Few underwriting
policy exceptions
Centralized
underwriting and loan
approval
Minimal individual
lender authority
Micro (Loan) Focus
Strong borrower moral
character
Borrower experience in
similar type projects
Low loan to value
ratios
Strong customer FICO
scores

Percentage of Total and Average Loans

Valley National Bancorp

Loan Quality  2003 - 2008
0.36%
0.11%
0.44%
0.11%
0.32%
0.05%
0.33%
0.12%
0.36%
0.14%
0.33%
0.21%
0.00%
0.50%
1.00%
1.50%
2.00%
2003 2004 2005 2006 2007 2008
Non-Performing Loans to Total Loans Net Charge-offs to Average Loans

Net Charge-offs to Average Loans (%)
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
03/31/08
06/30/08
09/30/08
12/31/08

Valley National Bancorp

8 Net Charge-offs to Average Loans 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Valley FDIC Insured Commercial Banks Total Loan Portfolio Source – FDIC Recession

0.12%
0.34%
0.40%
0.99%
0.00%
0.21%
0.00%
0.54%
0.24%
0.49%
0.02%
0.11%
0.01%
0.17%
0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20%
Net Charge-offs to Average Loans (%)
Total Loans
Consumer
Home Equity
Construction &
Development
Commercial Loans
Commercial Real Estate
1-4 Family
Peer Group
0.26%
1.60%
1.25%
2.34%
0.00%
0.98%
0.00%
5.28%
0.33%
1.44%
0.01%
0.61%
0.03%
0.86%
0.00% 1.00% 2.00% 3.00% 4.00% 5.00%
Net Charge-offs to Average Loans (%)
Total Loans
Consumer
Home Equity
Construction &
Development
Commercial Loans
Commercial Real Estate
1-4 Family
Valley
Net Charge-offs to Average Loans*
*Source - SNL Financial As of 12/31/08
Peer group consists of banks with total assets between $3 billion and $50 billion
2003 - 2008 4Q 2008

30 Day +Delinquency Rate (%)
2001
2002
2003
2004
2005
2006
2007
2008

Valley National Bancorp

10 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% Residential Mortgages Home Equity Commercial Mortgages Commercial Loans* 30 Day + Delinquency Trend * Excludes SBA Loans

Residential Mtg. Customer Profile
746 Current FICO Score
44% Current Mark to Market Loan to Value
59% Original Loan to Value
Residential
Customer¹
1
Valley customer profile reflects a portfolio review conducted by an independent 3 rd
party in September 2008 of Valley’s
Fannie Mae eligible conforming loans.
2
Reflects June 30, 2008 MBA data
3
Reflects December 31, 2008 delinquency rates
30 day + Delinquency Rate
Valley Customer Profile
0.16% Unknown Home Equity Loans
18.67%
6.41%
Industry
2
N/A Sub-prime Loans
0.56% Residential Mortgage
Valley
3

Net Charge-offs to Average Loans (%)
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
03/31/08
06/30/08
09/30/08
12/31/08
Valley National Bancorp

Net Charge-offs to Average Loans
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
Valley FDIC Insured Commercial Banks
Residential Mortgages
*Valley’s increase between 1993 – 1997 is mainly attributable to acquisitions
Source – FDIC
Recession

Net Charge-offs to Average Loans (%)
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
03/31/08
06/30/08
09/30/08
12/31/08

Valley National Bancorp

Net Charge-offs to Average Loans
-0.20%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
Valley FDIC Insured Commercial Banks
Home Equity
Recession
*Valley’s increase between 1993 – 1997 is mainly attributable to acquisitions
Source – FDIC

Total Commercial Real Estate - $3,666MM
Commercial Real Estate
Primary Property Type Composition
* Total CRE loan balance  is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s
SEC and bank regulatory reports.
As of 12/31/08
23%
19%
12%
12%
10%
9%
6%
5%
3%
1%
1% 50 Miscellaneous 10% 354 Apartments
3% 114 Land Loans 11% 423 Office
5% 188 Specialty 12% 424 Mixed Use
6% 211 Healthcare 20% 725 Industrial
9% 338 Residential 23% 839 Retail
% of Total Property
Type
$ Amount
(Millions) Primary Property Type
% of Total
Property Type
$ Amount
(Millions) Primary Property Type

52% 52%
48%
55%
43%
53%
58%
48%
59%
52%
0%
20%
40%
60%
80%
100%
Commercial Real Estate
Primary Property Type Loan to Value
* LTV ratios do not include $1.2 billion of various construction or owner occupied commercial real estate loans, previously included in total commercial real estate balances
As of 12/31/08
52% Other 43% Apartments
59% Land Loans 55% Office
48% Specialty 48% Mixed Use
58% Healthcare 52% Industrial
53% Residential 52% Retail
Weighted Avg.
LTV Primary Property Type
Weighted Avg.
LTV
Primary Property Type

25%
23%
20%
12%
5%
6%
5%
4%
Total Retail Property Types - $839MM
Commercial Real Estate
Retail Property Type Composition
% of Retail
Property
Type
Retail Property Type
% of Retail
Property
Type
Retail Property Type
Auto Dealership
Multi-Tenanted Retail – No Anchor
Single Tenant Retail
Multi-Tenanted Retail - Anchor
12%
20%
23%
25%
4% Private Education Facilities
5% Private & Public Clubs
6% Food Establishments
5% Other
As of 12/31/08

Total Commercial Real Estate - $3,666MM
Total Commercial Real Estate
by Location
$210MM Other States
$809MM New York
$2,647MM New Jersey
Commercial
Real Estate
State
* Total CRE loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s
SEC and bank regulatory reports.
As of 12/31/08
72%
22%
6%

Rockland County, NY
Sussex County, NJ
Passaic County, NJ
Bergen County, NJ
Morris County, NJ
Warren County, NJ
Essex County, NJ
Hudson County, NJ
Union County, NJ
Hunterdon County, NJ
Middlesex County, NJ
Mercer County, NJ
Monmouth County, NJ

Valley National Bancorp

Valley’s New Jersey and Rockland
County Locations
Current Valley branches
Branches under construction
Branches under Construction
Milltown, Middlesex County
North Brunswick, Middlesex County
Freehold, Monmouth County
Montebello, Rockland County

New York County, NY
Queens County, NY
Kings County, NY

Valley National Bancorp

Valley’s New York City Locations
Current Valley branches
Branches under construction
Branches Opened in 2009
107 Liberty Avenue, Queens
111 4
th
Avenue, Manhattan
Branches Under Construction
4501 13
th
Avenue, Brooklyn
2054 86
th
Street, Brooklyn
207 Brighton Beach Avenue, Brooklyn
2902 Avenue U, Brooklyn
69-20 80
th
Street, Queens
61-80 Grand Avenue, Queens
76-15 Main Street, Queens

Historical Performance*
*  Per share data reflects the 5% common stock dividend issued on May 23, 2008.
**2008 and 2007 include $49.9 million and $10.4 million, respectively, in after tax other than temporary impairment charges on investment securities.
Historical Financial Data (1987-2007)*
(Dollars in millions, except for share data)
Diluted Earnings Common
Year Total   Net Per Common Stock Splits
End Assets   Income Share and Dividends
2008 $14,718 $93.6 ** $0.70 0.69% 8.74% $ 0.80 5/08 - 5% Stock Dividend
2007 12,749 153.2 ** 1.21 1.25 16.43 0.80 5/07 - 5% Stock Dividend
2006 12,395 163.7 1.27 1.33 17.24 0.78 5/06 - 5% Stock Dividend
2005 12,436 163.4 1.29 1.39 19.17 0.76 5/05 - 5% Stock Dividend
2004 10,763 154.4 1.28 1.51 22.77 0.73 5/04 - 5% Stock Dividend
2003 9,873 153.4 1.27 1.63 24.21 0.70 5/03 - 5% Stock Dividend
2002 9,148 154.6 1.23 1.78 23.59 0.66 5/02 - 5:4 Stock Split
2001 8,590 135.2 1.03 1.68 19.70 0.62 5/01 - 5% Stock Dividend
2000 6,426 106.8 0.99 1.72 20.28 0.58 5/00 - 5% Stock Dividend
1999 6,360 106.3 0.94 1.75 18.35 0.55 5/99 - 5% Stock Dividend
1998 5,541 97.3 0.90 1.82 18.47 0.50 5/98 - 5:4 Stock Split
1997 5,091 85.0 0.82 1.67 18.88 0.43 5/97 - 5% Stock Dividend
1996 4,687 67.5 0.72 1.47 17.23 0.39 5/96 - 5% Stock Dividend
1995 4,586 62.6 0.66 1.40 16.60 0.37 5/95 - 5% Stock Dividend
1994 3,744 59.0 0.73 1.60 20.03 0.36 5/94 - 10% Stock Dividend
1993 3,605 56.4 0.71 1.62 21.42 0.29 4/93 - 5:4 Stock Split
1992 3,357 43.4 0.55 1.36 19.17 0.25 4/92 - 3:2 Stock Split
1991 3,055 31.7 0.41 1.29 15.40 0.24
1990 2,149 28.6 0.37 1.44 14.54 0.24
1989 1,975 36.0 0.46 1.92 19.93 0.23
1988 1,835 34.2 0.44 2.00 20.96 0.20 7/88 - 3:2 Stock Split
Share
Return on
Average
Assets
Return on
Average
Equity
Dividends
Per Common

For More Information
Log onto our web site:   www.valleynationalbank.com
Visit our kids site: www.vnbkids.com
E-mail requests to:   dgrenz@valleynationalbank.com
Call Shareholder Relations at: (973) 305-3380
Write to:  Valley National Bank
1455 Valley Road
Wayne, New Jersey 07470
Attn:     Dianne M. Grenz, First Senior Vice President
Director of Marketing, Shareholder & Public Relations
Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC